SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2004

                             CFC International, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                 0-2722225             36-3434526
      (State of incorporation)       (Commission            (IRS Employer
                                      File No.)             Identification No.)


                                500 State Street
                         Chicago Heights, Illinois 60411
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (708) 891-3456

Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c)      Exhibits

         Exhibit No.            Description of Exhibit
         ----------             ----------------------

         99.1                   Press Release by the Registrant, dated
                                March 17, 2004, furnished in accordance with
                                Item 9 of this Current Report on Form 8-K.

Item 9.  Regulation FD Disclosure
---------------------------------

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of CFC International, Inc.'s announcement regarding an update to forward-looking statements relating to 2004 and the first quarter of 2004 as presented in a press release of March 17, 2004.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CFC INTERNATIONAL, INC.

March  17, 2004                    By: /s/ Dennis Lakomy
                                       -----------------------------------
                                           Dennis Lakomy
                                           Executive Vice President
                                           and Chief Financial Officer